                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Digital Transmission System, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       DIGITAL TRANSMISSION SYSTEMS, INC.
                      3000 Northwoods Parkway, Building 330
                             Norcross, Georgia 30071
                                 (770) 798-1300



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 30, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Digital Transmission Systems, Inc. (the "Company") will be held at 3000 Northwoods Parkway, Building 330, Norcross, Georgia, at 9:00 a.m., eastern standard time, on Thursday, October 30, 1997 (the "Meeting"), to consider and act upon:


         1. Election of two persons to serve as members of the Company's Board of Directors;


         2. Ratification of the selection of KPMG Peat Marwick as independent public accountants for the Company's current fiscal year; and

         3. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on September 24, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                                       By Order of the Board of Directors:

                                       /s/ Roger Maloch

                                       Secretary

October 10, 1997
Norcross, Georgia







                                    IMPORTANT

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                       DIGITAL TRANSMISSION SYSTEMS, INC.
                      3000 Northwoods Parkway, Building 330
                             Norcross, Georgia 30071


                                 PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING


SHAREHOLDERS' MEETING

     This Proxy Statement and the enclosed proxy are furnished on behalf of the Board of Directors of DIGITAL TRANSMISSION SYSTEMS, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on October 30, 1997 at 9:00 o'clock a.m. eastern standard time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 3000 Northwoods Parkway, Building 330, Norcross, Georgia. This Proxy Statement and the accompanying Proxy card were first mailed on or about October 10, 1997 to all shareholders entitled to vote at the Annual Meeting.


SHAREHOLDERS ENTITLED TO VOTE

     Only holders of record of Common Stock at the close of business on September 24, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on September 24, 1997, the Company had outstanding and entitled to vote 4,132,180 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Any shareholder who signs and returns a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of the Company or by filing with the Secretary of the Company a Proxy bearing a later date. The holders of a majority of the total shares of Common Stock outstanding on the record date, whether present at the Annual Meeting in person or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted for the purposes of determining the presence of a quorum at the meeting, whether or not the shareholder abstains on all or any matter to be acted on at the meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.


COUNTING OF VOTES

     The purpose of the Annual Meeting is to consider and act upon the matters which are listed in the accompanying Notice of Annual Meeting and set forth in this Proxy Statement. The enclosed form of Proxy provides a means for a shareholder to vote for all of the matters listed in the accompanying Notice of Annual Meeting and described in the Proxy Statement. The enclosed form of Proxy also provides a means for a shareholder to vote for all of the nominees for Director listed thereon or to withhold authority to vote for one or more of such nominees. The two nominees receiving the highest number of votes will be elected to the Board of Directors. Broker non-votes are not counted in the election of directors.

     The accompanying form of Proxy also provides a means for a shareholder to vote for, against or abstain from voting on each of the other matters to be acted upon at the Annual Meeting. Each Proxy will be voted in accordance with the shareholder's directions. The affirmative vote of a majority of the shares of Common Stock present in person or represented by a Proxy and entitled to vote on proposal two set forth in the accompanying Notice of Annual Meeting is required for the approval of such proposal.

Approval of any other matters as may properly come before the meeting also will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by a Proxy and entitled to vote at the meeting. Abstentions with respect to proposal two will have the same effect as a vote against this proposal. With respect to broker non-votes, the shares will not be considered present at the meeting for the proposal to which authority was withheld. Consequently, broker non-votes will not be counted with regard to the proposal, but they will have the effect of reducing the number of affirmative votes required to approve the proposal, because they reduce the number of shares present or represented from which a majority is calculated.


PROXIES

    The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Also, Morrow & Co. may solicit proxies at an approximate cost of $3,500 plus reasonable expenses. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph, or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, as well as brokerage houses, banks and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation will be paid by the Company.

    When the enclosed Proxy is properly signed and returned, the shares which it represents will be voted at the Annual Meeting in accordance with the instructions noted thereon. In the absence of such instructions, the shares represented by a signed Proxy will be voted in favor of the nominees for election to the Board of Directors, and in favor of the approval of proposal two.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


    The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's voting securities as of September 24, 1997 by (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors and each of the executive officers named in the table under Executive Compensation, and (iii) all directors and executive officers of the Company as a group.

                                                        NUMBER OF            APPROXIMATE
                                                         SHARES               PERCENTAGE
                                                      BENEFICIALLY            OF SHARES
    NAME                                              OWNED(1),(2)             OWNED(3)
---------------------------------------               ------------           -----------
Peregrine Ventures II, L.P.(5)                          1,738,114               42.1%
Andres C. Salazar(6)                                      114,116                2.8%
Woodrow B. Cannon(6)                                       12,500                 *
Marlin H. Nelson(6)                                        14,149                 *
Roger E. Maloch(6)                                          7,500                 *
G. Thomas Mitchell(6)                                           0                 *
Frank LaHaye(7)                                         1,745,353               42.2%
Gene Miller(7)                                          1,744,353               42.2%
Robert D. Francis(8)                                       10,000                 *
Edwin D. Kantor(9)                                          4,000                 *
All executive officers and directors as
   a group (10 persons)(10)                             1,913,767               46.3%

     *   Less than 1%

     (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and investment power with respect to the shares owned.

     (2) Includes shares of Common Stock issuable upon exercise of stock options exercisable within 60 days as follows: Mr. Salazar - 54,116, Mr. Cannon - 12,500, Mr. Nelson - 14,149, Mr. Maloch - 7,500, Mr.
          LaHaye - 7,194, Mr. Miller - 6,194, Mr. Francis - 10,000 and Mr. Kantor - 4,000.

     (3) Does not reflect approximately 465,431 shares issuable upon exercise of options granted under the Company's 1992 Stock Incentive Plan, of which options to purchase approximately 224,122 shares have vested as of the effective date of this Proxy, and 200,000 shares issuable upon exercise of options granted under the Company's 1996 Stock Incentive Plan, of which options to purchase approximately 24,375 shares have vested as of the effective date of this Proxy.

     (5) The address of Peregrine Ventures II, L.P. is 20833 Stevens Creek, Suite 102, Cupertino, California 95014-2154.

     (6) The address of each of Mr. Salazar, Mr. Cannon, Mr. Nelson, Mr. Maloch and Mr. Mitchell is c/o Digital Transmission Systems, Inc., 3000 Northwoods Parkway. Suite 330, Norcross, Georgia 30071.

     (7) The address of each of Mr. LaHaye and Mr. Miller is c/o Peregrine Ventures II, L.P., 20833 Stevens Creek, Suite 102, Cupertino, California 95014-2154. Includes 1,747,114 shares beneficially owned by Peregrine Ventures II, L.P., with respect to which Messrs. LaHaye and

          Miller share investment and voting control.

     (8) The address of Mr. Francis is c/o Jefferson Partners, The Colorado Building, 1341 G Street, NW, Washington, DC 20005.

     (9) The address of Mr. Kantor is c/o Barington Capital Group, L.P., 888 Seventh Avenue, 17th Floor, New York, NY 10019.

     (10) Includes 1,747,114 shares owned by Peregrine Ventures 11, L.P. with respect to which Messrs. LaHaye and Miller share investment and voting control.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


INTRODUCTION

     At the Annual Meeting, two directors are to be elected for the terms described below. The Board of Directors of the Company is divided into three classes serving staggered three-year terms. The terms of office of Mr. Francis and Mr. LaHaye expire in 1998, the terms of office of Mr. Miller and Mr. Kantor expire in 1999 and the terms of office of Mr. Macnab and Mr. Salazar, if elected, will expire in 2000. Officers of the Company serve at the discretion of the Board of Directors.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may select. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     The Board of Directors recommends a vote FOR each named nominee.

    The name and age, principal occupation or employment, and other data regarding each nominee, based on information received from the respective nominees, are set forth below:


For a term of three years:

    Craig Macnab, 41, has been the President of Tandem Capital, Inc., which makes investments in micro-cap public companies, since January 1997. From 1993 to 1996, Mr. Macnab served as the general partner of MacNiel Advisors, Inc., the general partner of three private funds that invested in the publicly traded securities of small public companies. From 1987 to 1993, Mr. Macnab was a partner of J. C. Bradford & Co., a regional brokerage firm, jointly responsible for the merger and acquisition department and a private mezzanine capital fund. From 1981 to 1987, Mr. Macnab was employed by Lazard Freres & Co. Mr. Macnab is also a director of Environmental Tectonics, JDN Realty, Smart Choice Automotive and Teltronics, Inc.

    Andres C. Salazar, 54, has been President and Chief Executive Officer and a member of the Board of Directors of the Company since 1994. From 1991 to 1994, Mr. Salazar was a Vice President and General Manager at AT&T Paradyne. From 1989 to 1991, he was Senior Vice President of Operations for Avanti Communications.

CURRENT DIRECTORS


Two year term remaining:

     Gene Miller, 56, has been a director of the Company since 1990. Mr. Miller is general partner of the general partnerships which control Peregrine Ventures, L.P. and Peregrine Ventures II, L.P. (a significant stockholder of the Company). Mr. Miller has co-managed these investment companies with Mr. LaHaye for the last five years. Mr. Miller also sits on the Board of Directors of Somatogen, Inc. and Raytel, Inc.

     Edwin Kantor, 65, was elected as a director of the Company in August, 1996. Mr. Kantor is vice chairman of Barington Capital Group, L.P., a New York city investment banking and brokerage firm and underwriters of the Company's initial public offering which was completed in March, 1996. Prior to joining Barington Capital, Mr. Kantor had 37 years of experience in the securities industry with Drexel Burnham Lambert Inc. and its predecessor firms.


One year term remaining:

     Frank LaHaye, 68, has been a director of the Company since 1993. Mr. LaHaye, along with Gene Miller, is a general partner of the general partnerships which control Peregrine Ventures, L.P. and Peregrine Ventures II, L.P. (a significant stockholder of the Company). Mr. LaHaye has co-managed these investment companies with Mr. Miller for the last five years. Mr. LaHaye also sits on the Boards of Directors of Quarterdeck Corporation and Fischer Imaging Corporation. Mr. LaHaye is also a director or trustee for many of the trusts and funds of the Franklin / Templeton Group.

     Robert D. Francis, 61, has been a director of the Company since 1995. From 1993 to the present, Mr. Francis has been a Managing Partner of Milford Communications Partners, Ltd., an international sales consulting firm, and a partner of Jefferson Partners, a Washington, D.C. Merchant Bank. From 1990 to 1993 Mr. Francis was President of GDC International, Inc.


DIRECTOR COMPENSATION

Meetings of the Board of Directors are scheduled quarterly, but can be held on an as-needed basis. All expenses, including travel and lodging, are reimbursed by the Company for meeting attendance. Non-employee Board members are also compensated with an option grant of 1,000 shares of Common Stock for every Board meeting attended in person.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

The Board of Directors of the Company held a total of 7 meetings during fiscal 1997. No director attended fewer than 80% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served.

The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

          Audit Committee. The Board of Directors has established an Audit Committee composed of two (2) directors for the purpose of approving the Company's independent auditors, reviewing the scope of their engagement, consulting with such auditors, reviewing the results of any audit examination, reviewing the disposition of recommendations made by the independent auditors during the past year, acting as liaison between the Board of Directors and the independent auditors and reviewing various Company policies, including those related to accounting and internal control matters. The current members of the Audit Committee are Mr. Miller and Mr. Kantor. Mr. Kantor was elected to the Audit Committee on October 4, 1996 to replace Mr. Francis who continues to serve on the Compensation Committee.

          Compensation Committee. The Board of Directors has established a Compensation Committee consisting of two (2) directors to review and approve executive compensation policies, practices, salary levels and bonus programs. The current members of the Compensation Committee are Mr. Francis and Mr. LaHaye.


CERTAIN TRANSACTIONS

Edwin Kantor, a director of the Company since August, 1996, is a vice chairman of Barington Capital Group, L.P. Barington was the underwriter of the Company's initial public offering and received fees of approximately $850,000 in connection with said offering. In connection with such offering, Barington will also receive a fee equal to 5% of the aggregate exercise price of each warrant exercised after the first anniversary of the initial public offering. Barington has also been retained by the Company to provide certain investment banking services through March 4, 1998.

Robert Francis, a director of the Company, is a principal of Jefferson Partners, L.L.C. As part of the Company's initial public offering, Jefferson Partners received approximately $70,000 from Barington and in March, 1997, received 25% of the value of the underwriter's options received by Barington in connection with the offering. These amounts were compensation for Jefferson Partners' introduction of the Company to Barington and the performance by Jefferson Partners of certain diligence.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY


The following table sets forth certain information regarding the executive officers and directors of the Company:

Andres C. Salazar          54      President and Chief Executive Officer; Director
Roger E. Maloch            41      Chief Financial Officer; Vice President of Finance and Administration
Woodrow B. Cannon          51      Vice President of Marketing and U.S. Sales
Marlin H. Nelson           49      Vice President of International Sales
Tom Mitchell               57      Vice President of Engineering
Frank LaHaye(2)            68      Director
Gene Miller(1)             56      Director
Robert D. Francis(2)       61      Director
Ed Kantor(1)               65      Director



     (1)  Member of the Audit Committee of the Board of Directors
     (2)  Member of the Compensation Committee of the Board of Directors

     Andres C. Salazar has been President and Chief Executive Officer and a member of the Board of Directors of the Company since 1994. From 1991 to 1994, Mr. Salazar as a Vice President and General Manager at AT&T Paradyne. From 1989 to 1991, he was Senior Vice President of Operations for Avanti Communications.

     Roger E. Maloch was named Chief Financial Officer of the Company on July 8, 1996. Prior to that time he was CFO at UniComp, Inc., a publicly traded software company in Atlanta. From 1981 to 1989, Mr. Maloch held various marketing and general management positions with Dun & Bradstreeet Software in Atlanta.

     Woodrow B. Cannon was named Vice President of Marketing and Engineering for the Company in August 1996. He was previously Vice President of Marketing for BellSouth Communication Systems and served in several senior marketing positions for the Motorola Information Systems Group from 1988 through 1995. Prior to Motorola, he had over five years of management experience in several AT&T sales and marketing positions and over thirteen years with IBM.

     Marlin H. Nelson has been Vice President of International Sales since 1995. From 1993 to 1995 he was Vice President, European Region for Hayes Microcomputer Products. During 1992, Mr. Nelson was Vice President, European Sales for N.E.T. From 1990 to 1991, he was Vice President of Europe, Africa and the Middle East for GDC, Inc.

     G. Thomas Mitchell was named Vice President of Engineering for the Company on May 5, 1997. He was previously Director of Advanced Development at Arris Interactive, a joint venture between Nortel and Antec. He has held various technical management positions at Hayes Microcomputer, Nortel and Alliant Computer.

                                   PROPOSAL 2


                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


     In July 1997, the Board of Directors selected the accounting firm of KPMG Peat Marwick LLP to serve as its independent auditor and recommends that shareholders vote for ratification of such appointment. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     The Board of Directors recommends that the shareholders vote FOR ratification of the selection of KPMG Peat Marwick as independent auditors.

EXECUTIVE COMPENSATION

     Compensation Summary. The following table presents certain summary information concerning compensation earned for services rendered to the Company by Andres C. Salazar, the Company's President and Chief Executive Officer and each of the other executive officers of the Company who received compensation of at least $100,000 during 1997 (collectively the "Named Executive Officers"), for the fiscal years ended June 30, 1997, 1996, and 1995.


                                                                               LONG TERM
                                                                              COMPENSATION
                                                                             ---------------
                                                                               SECURITIES            ALL OTHER
                                                    ANNUAL COMPENSATION        UNDERLYING          COMPENSATION(1)
NAME AND PRINCIPAL POSITION               FY       SALARY($)    BONUS($)     OPTIONS/SARS(#)             ($)
---------------------------              ----      ---------    --------     ---------------       ---------------
    Andres C. Salazar                    1997       156,000       7,113                0                65,528
      President and CEO                  1996       140,167           0           75,867                12,750
                                         1995       132,625      38,427          126,866                37,809

    Woodrow B. Cannon(2)                 1997       111,120       6,616                0                     0
      V.P. Marketing & Sales             1996             0           0                0                     0
                                         1995             0           0                0                     0

    Marlin H. Nelson                     1997       113,212      54,116           10,000                     0
      V.P. Int'l Sales                   1996       112,380      15,000           26,745                     0
                                         1995         7,900       3,591           29,851                     0

    Roger E. Maloch(3)                   1997        98,141       3,274                0                     0
      V.P. Finance & Admin., CFO         1996             0           0                0                     0
                                         1995             0           0                0                     0

    G. Thomas Mitchell(4)                1997        18,333           0           35,000                     0
      V.P. Engineering                   1996             0           0                0                     0
                                         1995             0           0                0                     0

     (1) Amounts set forth in this column represent certain relocation expenses.
     (2)  Mr. Cannon joined the Company on August 12, 1996.
     (3)  Mr. Maloch joined the Company on July 8, 1996.
     (4)  Mr. Mitchell joined the Company on May 5, 1997.


No other executive officer had total compensation greater than $100,000 in the fiscal year ended June 30, 1997.

      Grants of Stock Options. The following table contains information concerning options granted to the Named Executive Officers during the fiscal year ended June 30, 1997:

                                 NUMBER OF           PERCENT OF TOAL
                                SECURITIES         OPTIONS GRANTED TO          EXERCISE
                            UNDERLYING OPTIONS          EMPLOYEES           OR BASE PRICE       EXPIRATION
NAME                            GRANTED(#)           IN FISCAL YEAR             ($/SH)             DATE
----                        ------------------     ------------------       -------------       ----------
   Andres C. Salazar                   0                     0                  $ 0.00
   Woodrow B. Cannon              50,000                    22%                 $10.68           8/01/2006
   Marlin H. Nelson               10,000                     4%                 $11.25           1/30/2007
   Roger E. Maloch                30,000                    13%                 $10.68           8/01/2006
   G. Thomas Mitchell             35,000                    15%                 $10.25           4/04/2007


Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth certain information with respect to options exercised during the fiscal year ended June 30, 1997 and presents the value of unexercised stock options held by the named executive officers as of June 30, 1997.


                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                VALUE            OPTIONS/SARS AT              IN-THE-MONEY OPTIONS AT
                          SHARES ACQUIRED      REALIZED              YEAR END                  FISCAL YEAR END($)(1)
NAME                       ON EXERCISE(#)       ($)(1)      EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
----                      ---------------      --------     -------------------------        -------------------------
   Andres C. Salazar           60,000          $653,280            54,116/88,617                  $513,479/$737,661
   Woodrow B. Cannon                0          $      0            12,500/37,500                  $ 11,813/$ 35,438
   Marlin H. Nelson             7,462          $ 80,246            14,149/44,985                  $126,357/$302,571
   Roger E. Maloch                  0          $      0             7,500/22,500                  $  7,088/$ 21,263
   G. Thomas Mitchell               0          $      0                 0/35,000                  $      0/$ 48,125

   (1) Dollar values were calculated by determining the difference between the June 30, 1997 fair market value of the Company's Common Stock and the exercise price of such options before income taxes.


                             SECTION 16(A) REPORTING

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and all other equity securities of the Company beneficially owned by them. Directors, executive officers and greater than 10% shareholders are required by regulation to furnish the Company the copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% beneficial owners were complied with by such persons except that Form 3's for Robert Francis, Edwin Kantor, Frank LaHaye, Gene Miller and Tom Mitchell were inadvertently filed after the filing deadline.

                              SHAREHOLDER PROPOSALS

     Rules of the Securities and Exchange Commission require that any proposal by a shareholder of the Company for consideration at the 1998 Annual Meeting of Shareholders must be received by the Company no later than June 12, 1998, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its 1998 Annual Meeting. Under such rules, the Company is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in such rules are met.


                                  OTHER MATTERS

     Management of the Company is not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement.

                                           BY ORDER OF THE BOARD OF DIRECTORS,


                                           /s/ Andres C. Salazar
                                           -------------------------------------
                                           Andres C. Salazar,
                                           President and Chief Executive Officer

                                                                        APPENDIX

                       DIGITAL TRANSMISSION SYSTEMS, INC.
                      3000 Northwoods Parkway, Building 330
                             NORCROSS, GEORGIA 30071


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Andres C. Salazar and Roger E. Maloch, and each of them, with full power of substitution, as Proxy, to represent and vote all the shares of Common Stock of DIGITAL TRANSMISSION SYSTEMS, INC. held of record by the undersigned on September 24, 1997, at the annual meeting of shareholders to be held on October 30, 1997 or any adjournment thereof, as designated on the reverse side hereof and in their discretion as to other matters.

     Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" all nominees in Proposal 1 and "FOR" Proposal 2.

PLAN TO ATTEND MEETING



THE BOARD OR DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. Election of the following Nominees as Directors for terms expiring as stated below:

     For a term of three years expiring in 2000:           Craig Macnab and Andres C. Salazar

     FOR all Nominees                                      WITHHELD for all Nominees


  INSTRUCTIONS:  Withhold for the following only (Write the name of the nominee(s) in the space below)

--------------------------------------------------------------------------------

                          (continued on other side)




2. Ratification of the selection of KPMG Peat Marwick as independent public accountants for the Company's current fiscal year.

              FOR           AGAINST          ABSTAIN




                                                 PLEASE MARK YOUR CHOICE LIKE
                                                 THIS /X/ IN BLUE OR BLACK INK,

                                                 Date
                                                     --------------------------

                                                 ------------------------------
                                                 Signature

                                                 ------------------------------
                                                 Signature if held jointly

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.